POWER OF ATTORNEY



STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Amy J. Lee and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund (002-59353), Security Equity Fund (002-19458), Security Mid Cap Growth Fund (002-32791), Security Large Cap Value Fund (002-12187), and Security Income Fund (002-38414), and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2009.


                                DONALD A. CHUBB, JR.
                                ------------------------------------------------
                                Donald A. Chubb, Jr.

SUBSCRIBED AND SWORN to before me this 24th day of August, 2009.


                                MARIA CLARA OLSON
                                ------------------------------------------------
                                Notary Public

My Commission Expires:

5/28/2013
------------------------------------

                                POWER OF ATTORNEY



STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund (002-59353), Security Equity Fund (002-19458), Security Mid Cap Growth Fund (002-32791), Security Large Cap Value Fund (002-12187), and Security Income Fund (002-38414), and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2009.


                                HARRY W. CRAIG, JR.
                                ------------------------------------------------
                                Harry W. Craig, Jr.

SUBSCRIBED AND SWORN to before me this 24th day of August, 2009.


                                MARIA CLARA OLSON
                                ------------------------------------------------
                                Notary Public

My Commission Expires:

5/28/2013
------------------------------------

                                POWER OF ATTORNEY



STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund (002-59353), Security Equity Fund (002-19458), Security Mid Cap Growth Fund (002-32791), Security Large Cap Value Fund (002-12187), and Security Income Fund (002-38414), and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2009.


                                JERRY B. FARLEY
                                ------------------------------------------------
                                Jerry B. Farley

SUBSCRIBED AND SWORN to before me this 24th day of August, 2009.


                                MARIA CLARA OLSON
                                ------------------------------------------------
                                Notary Public

My Commission Expires:

5/28/2013
------------------------------------

                                POWER OF ATTORNEY



STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund (002-59353), Security Equity Fund (002-19458), Security Mid Cap Growth Fund (002-32791), Security Large Cap Value Fund (002-12187), and Security Income Fund (002-38414), and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2009.


                                PENNY A. LUMPKIN
                                ------------------------------------------------
                                Penny A. Lumpkin

SUBSCRIBED AND SWORN to before me this 24th day of August, 2009.


                                MARIA CLARA OLSON
                                ------------------------------------------------
                                Notary Public

My Commission Expires:

5/28/2013
------------------------------------

                                POWER OF ATTORNEY



STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund (002-59353), Security Equity Fund (002-19458), Security Mid Cap Growth Fund (002-32791), Security Large Cap Value Fund (002-12187), and Security Income Fund (002-38414), and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2009.


                                MAYNARD F. OLIVERIUS
                                ------------------------------------------------
                                Maynard F. Oliverius

SUBSCRIBED AND SWORN to before me this 24th day of August, 2009.


                                MARIA CLARA OLSON
                                ------------------------------------------------
                                Notary Public

My Commission Expires:

5/28/2013
------------------------------------

                                POWER OF ATTORNEY



STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund (002-59353), Security Equity Fund (002-19458), Security Mid Cap Growth Fund (002-32791), Security Large Cap Value Fund (002-12187), and Security Income Fund (002-38414), and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2009.


                                RICHARD M. GOLDMAN
                                ------------------------------------------------
                                Richard M. Goldman

SUBSCRIBED AND SWORN to before me this 24th day of August, 2009.


                                MARIA CLARA OLSON
                                ------------------------------------------------
                                Notary Public

My Commission Expires:

5/28/2013
------------------------------------